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                                                                    Exhibit 24.1

                   TRANSCONTINENTAL GAS PIPE LINE CORPORATION

                               POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS that each of the undersigned individuals, in their capacity as a director or officer, or both, as hereinafter set forth below their signature, of Transcontinental Gas Pipe Line Corporation, a Delaware corporation ("TGPL"), does hereby constitute and appoint J. FURMAN LEWIS, RANDALL R. CONKLIN, and NICK A. BACILE their true and lawful attorneys and each of them (with full power to act without the others) their true and lawful attorneys for them and in their name and in their capacity as a director or officer, or both, of TGPL, as hereinafter set forth below their signature, to sign a registration statement on Form S-3 for the registration on a continuing basis under Rule 415 under the Securities Act of 1933, as amended, of up to four hundred million dollars ($400,000,000) initial aggregate offering price of Debt Securities of TGPL, and any and all amendments (including post-effective amendments) to said registration statement and any and all instruments necessary or incidental in connection therewith; and

         That the undersigned TGPL does hereby constitute and appoint J. FURMAN LEWIS, RANDALL R. CONKLIN, and NICK A. BACILE its true and lawful attorneys and each of them (with full power to act without the others) its true and lawful attorneys for it and in its name and on its behalf to sign said registration statement and any and all amendments (including post-effective amendments) thereto and any and all instruments necessary or incidental in connection therewith.

         Each of said attorneys shall have full power of substitution and resubstitution, and said attorneys or any of them or any substitute appointed by any of them hereunder shall have full power and authority to do and perform in the name and on behalf of each of the undersigned, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully to all intents and purposes as each of the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys or any of them or of any such substitute pursuant hereto.
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         IN WITNESS WHEREOF, the undersigned have executed this instrument, all as of the 22nd day of March, 1996.


     /s/ Keith E. Bailey                            /s/ Brian E. O'Neill
- -----------------------------------------       ------------------------------------------------
Keith E. Bailey, Chairman of the Board          Brian E. O'Neill, President, CEO
                                                (Principal Executive Officer) and Director

     /s/ Cuba Wadlington, Jr.                       /s/ Nick A. Bacile
- -----------------------------------------       ------------------------------------------------
Cuba Wadlington, Jr., Senior V. P.,             Nick A. Bacile, V.P., Treasurer,
     General Manager and Director                  Controller (Principal Financial and
                                                   Accounting Officer) and Director

     /s/ Ronald L. Adams                           /s/ Frank J. Ferazzi
- -----------------------------------------       ------------------------------------------------
Ronald L. Adams, V.P. and Director              Frank J. Ferazzi, V.P. and Director

     /s/ Thomas P. Griffin                          /s/ Lewis A. Posekany, Jr.
- -----------------------------------------       ------------------------------------------------
Thomas P. Griffin, Director                     Lewis A. Posekany, Jr., V.P. and Director

ATTEST:                                         TRANSCONTINENTAL GAS PIPE LINE
                                                    CORPORATION

     /s/ Randall R. Conklin                     BY:   /s/ Nick A. Bacile
- -----------------------------------------           --------------------------------------------
Randall R. Conklin, Assistant Secretary             Nick A. Bacile, Vice President